SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             February 18, 2004
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

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Exhibit Index - Page 3

         INFORMATION TO BE INCLUDED IN REPORT

        The information in this Current Report, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9. Regulation FD Disclosure

        On February 18, 2004, Hershey Foods Corporation (the “Corporation”) announced that Richard H. Lenny, Chairman, President and CEO, in a presentation made at the 2004 Consumer Analyst Group of New York (“CAGNY”) Conference, reaffirmed that the Corporation expects its 2004 full-year net sales to meet its stated objective of 3-4% growth and its full-year earnings per share-diluted to meet its stated objective of 9-11% growth. A copy of the Corporation’s press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 18, 2004

                 HERSHEY FOODS CORPORATION

By:     /s/Frank Cerminara
Frank Cerminara
         Senior Vice President,
          Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Hershey Foods Corporation Press Release dated February 18, 2004.

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